Restricted cash and time deposits	12 Months Ended
Dec. 31, 2022
Restricted cash and time deposits
Restricted cash and time deposits

5. Restricted cash and time deposits

	As of
	December 31,
	2021	2022
	RMB	RMB
Current:
Restricted time deposits	234,601	297,634
Total	234,601	297,634

Non-current:
Restricted cash	8,973	9,180
Restricted time deposits	28,293	30,879
Total	37,266	40,059

Short-term time deposits in the bank, amounted to RMB234.6 million and RMB297.6 million as of December 31, 2021 and 2022, respectively, are to secure the line of credit for short-term bank borrowings (see Note 15).

Other restricted cash and time deposits mainly consist of a US$3.7 million deposit as collateral at its ADR depositary bank, and deposits in custodian accounts for insurance brokerage business and other business requirements, and are classified as non-current assets based on their respective maturity.